UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 25, 2012

FURNITURE BRANDS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	43-0337683
(State of Incorporation or Organization)	(I.R.S. Employer Identification no.)

1 N. Brentwood, St. Louis, Missouri	63105
(Address of principal executive offices)	(zip code)

(314) 863-1100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ABL Credit Agreement

On September 27, 2012, Furniture Brands International, Inc. (the “Company”) announced that it entered into a Credit Agreement (the “ABL Credit Agreement”) by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Maitland-Smith Furniture Industries, Inc. and Thomasville Furniture Industries, Inc. (collectively, the “Borrowers”), the Credit Parties (as defined below), the institutions party thereto as lenders (the “Lenders”), and General Electric Capital Corporation, as agent for the Lenders. The ABL Credit Agreement replaces the Old ABL Credit Agreement, which is described in Item 1.02 below.

The ABL Credit Agreement is an asset-based revolving facility with a commitment of $200 million, subject to a borrowing base of certain eligible accounts receivable and inventory (the “ABL Facility”). The ABL Credit Agreement also includes an accordion feature that will allow the Company to increase the ABL Facility by up to $50 million, subject to securing additional commitments from the Lenders or new lending institutions. The ABL Credit Agreement allows for the issuance of letters of credit of up to $35 million and cash borrowings. All borrowings under the ABL Credit Agreement will accrue interest at a rate equal to a base rate (the greater of the prime rate, the Federal Funds Rate plus .50% and LIBOR plus 1%) or LIBOR plus a margin. The applicable margin ranges from 1.25% to 2.00% for base rate borrowings and 2.25% to 3.00% for LIBOR borrowings. The initial applicable margin for the first six months following the effective date for base rate borrowings is 1.75% and for LIBOR borrowings is 2.75%. These margins fluctuate with average availability, and will be reduced by .25% if certain EBITDA performance measures are met by the Company. Interest on loans under the ABL Facility will be payable monthly in arrears. The Company will pay a fee monthly in arrears to the Lenders for unused commitments and outstanding letters of credit in accordance with the formulas set forth in the ABL Credit Agreement.

The ABL Facility has a maturity date of the earlier to occur of (i) September 25, 2017 and (ii) the date on which the aggregate revolving loan commitments terminate in accordance with the provisions of the ABL Credit Agreement. The entire principal amount of loans under the ABL Credit Agreement and any outstanding letters of credit will be due on the maturity date.

The ABL Facility is guaranteed by substantially all of the Company's domestic subsidiaries (collectively, referred to with the Company as the “Credit Parties”), and is secured by a first priority lien on all of the Credit Parties' accounts receivable, inventory, cash deposit and securities accounts and certain related assets (the “ABL Collateral”), and a second priority lien on the Term Loan Priority Collateral (as defined below), subject to certain limited exceptions.

The ABL Credit Agreement contains certain negative covenants which limit or restrict the Credit Parties ability to among other things, incur indebtedness and contingent obligations, make investments, intercompany loans and capital contributions, and dispose of property or assets. The ABL Credit Agreement also includes customary representations and warranties of the Credit Parties, imposes on the Credit Parties certain affirmative covenants, and includes other typical provisions. The ABL Credit Agreement does not contain any financial covenant tests. Availability under the ABL Facility is based on a borrowing base calculation consisting of eligible accounts receivable and inventory, which calculation fluctuates, less a $25 million availability block and certain reserves set forth in the ABL Credit Agreement. Certain covenants and restrictions, including cash dominion, will become effective when excess availability under the ABL Facility falls below certain thresholds.

In the event of a default under the ABL Facility, the Lenders may terminate the commitments made under the ABL Facility, declare amounts outstanding, including accrued interest and fees, payable immediately, and enforce any and all rights and interests. In addition, following an event of default, the Lenders could exercise remedies with respect to the collateral including foreclosure and other remedies available to secured creditors.

The Company borrowed funds under the ABL Credit Agreement to repay amounts borrowed under the Old Credit Agreement (which is described under Item 1.02 below), and to pay certain fees and expenses incurred in connection with the ABL Facility. The Company intends to use any future borrowings for working capital, capital expenditures and general corporate purposes.

With respect to the Lenders, the Company has or may have had customary banking relationships based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing is only a summary of certain terms and conditions of the ABL Credit Agreement and is qualified in its entirety by reference to the ABL Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Term Loan Agreement

On September 27, 2012, the Company also announced that it entered into a Term Loan Agreement (the “Term Loan Agreement”), by and among the Credit Parties, the institutions party thereto as lenders (the “Term Lenders”), and Pathlight Capital, LLC, as agent for the Term Lenders, pursuant to which the Term Lenders provided the Company with a $50 million secured term loan facility (the “Term Loan”).

The Term Loan carries interest at LIBOR plus 12.00%. Interest on loans under the Term Loan will be payable monthly in arrears. If the Term Loan is prepaid, in whole or in part, prior to the maturity date, there will be a prepayment premium of: (a) 104% on amounts pre-paid on or prior to the second anniversary of the closing date; (b) 103% on amounts pre-paid after the second anniversary of the closing date and on or prior to the third anniversary of the closing date; (c) 102% on amounts pre-paid after the third anniversary of the closing date and on or prior to the fourth anniversary of the closing date; and (d) no prepayment premiums on amounts prepaid after the fourth anniversary of the closing date.

The Term Loan has a maturity date of the earlier to occur of (i) September 25, 2017 (ii) the date on which the maturity of the obligations is accelerated due to an event of default and (iii) the date on which the ABL Facility is terminated. The entire principal amount of loans under the Term Loan, subject to certain mandatory prepayments of principal set forth in the Term Loan Agreement, will be due on the maturity date.

The Term Loan is guaranteed by the Credit Parties and is secured by a first priority lien on substantially all of the Credit Parties' intellectual property, real estate, fixtures, furniture and equipment and capital stock of the Credit Parties' subsidiaries, subject to certain exceptions (the “Term Loan Priority Collateral”), and a second priority lien on the ABL Collateral.

The Term Loan Agreement contains certain negative covenants which limit or restrict the Credit Parties ability to from among other things, incur indebtedness and contingent obligations, make investments, intercompany loans and capital contributions, and dispose of property or assets. The Term Loan Agreement also includes customary representations and warranties of the Credit Parties, imposes on the Credit Parties certain affirmative covenants, and includes other typical provisions.

The Term Loan Agreement contains several limitations on the aggregate amount that may be borrowed under the ABL Facility. If the outstanding principal amount of the Term Loan Facility exceeds the Term Loan borrowing base calculation set forth in the Term Loan Agreement, which borrowing base calculation consists of eligible trade names, real estate, accounts receivable and inventory less ABL Facility reserves, then an additional availability reserve in the amount of such excess must be taken against the borrowing base under the ABL Facility. In addition, commencing in December 2013, the Term Loan requires that the Company meet certain EBITDA performance measures which are calculated on a trailing twelve month basis (“Performance Measures”). If the Performance Measures are not met, then an additional availability reserve ranging from $5 million to $15 million must be taken against the borrowing base under the ABL Facility. These reserves will be removed once certain criteria set forth in the Term Loan Agreement are met.

On the effective date of the Term Loan, the Company borrowed an aggregate principal amount of $50 million under the Term Loan Facility, a portion of the proceeds of which were used to repay certain amounts borrowed under the Old Credit Agreement (which is described in in Item 1.02 below) and to pay certain fees and expenses incurred in connection with the Term Loan Facility and the ABL Facility. The remainder of which will be used for working capital, capital expenditures and general corporate purposes.

The foregoing is only a summary of certain terms and conditions of the Term Loan Agreement and is qualified in its entirety by reference to the Term Loan Agreement, which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On September 26, 2012, the Company borrowed funds under the ABL Credit Agreement and Term Loan Agreement to pay in full the existing indebtedness in the amount of $77 million owed by the Company pursuant to the terms of the Amended and Restated Credit Agreement (the “Old Credit Agreement”), dated April 27, 2011, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Thomasville Furniture Industries, Inc., Maitland-Smith Furniture Industries, Inc., the other Loan Parties (as defined therein), the institutions party thereto as lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent. The Old Credit Agreement terminated upon the payment of those amounts.

The Old Credit Agreement was an asset-based revolving facility provided by a syndicate of financial institutions with a commitment of $250 million, subject to a borrowing base of certain eligible accounts receivable and inventory, with a maturity date of April 27, 2016. The Old Credit Agreement was (i) guaranteed by substantially all of the Loan Parties; (ii) secured primarily by all of the Loan Parties' accounts receivable, inventory, and cash deposit and securities accounts; (iii) allowed for the issuance of letters of credit of up to $100 million; (iv) subject to a borrowing base calculation consisting of eligible accounts receivable and inventory which caused the availability under the facility to fluctuate; and (v) provided that in the event of default, the lenders may terminate the commitments made under the Old Credit Agreement, declare amounts outstanding, including accrued interest and fees, payable immediately, and enforce any and all rights and interests.

With respect to the lenders under the Old Credit Agreement, the Company has or may have had customary banking relationships based on the provision of a variety of financial services, including investment banking, lending, commercial banking and other advisory services.

The foregoing description of the Old Credit Agreement is only a summary of certain terms and conditions of the Old Credit Agreement and is qualified in its entirety by reference to the Old Credit Agreement, which is listed as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 is incorporated herein by reference.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On September 27, 2012, the Company issued a press release announcing the Company entering into the ABL Credit Agreement and the Term Loan Agreement. The press release is furnished with this Form 8-K as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.     Description

10.1
Credit Agreement dated September 25, 2012, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Maitland-Smith Furniture Industries, Inc. and Thomasville Furniture Industries, Inc., the Other Credit Parties named therein, the Lenders party thereto, and General Electric Capital Corporation, as Administrative Agent.

10.2
Term Loan Agreement dated September 25, 2012, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Maitland-Smith Furniture Industries, Inc. and Thomasville Furniture Industries, Inc., the Other Credit Parties named therein, the Lenders party thereto, and Pathlight Capital LLC, as Administrative Agent.

10.3
Amended and Restated Credit Agreement dated April 27, 2011, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Thomasville Furniture Industries, Inc., and Maitland-Smith Furniture Industries, Inc., the Other Loan Parties named therein, the Lenders Party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on May 5, 2011).

99.1	Press release of Furniture Brands International, Inc. dated September 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 27, 20125

Furniture Brands International, Inc.
(Registrant)

By:	/s/ Vance C. Johnston
Name:	Vance C. Johnston
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

10.1
Credit Agreement dated September 25, 2012, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Maitland-Smith Furniture Industries, Inc. and Thomasville Furniture Industries, Inc., the Other Credit Parties named therein, the Lenders party thereto, and General Electric Capital Corporation, as Administrative Agent.

10.2
Term Loan Agreement dated September 25, 2012, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Maitland-Smith Furniture Industries, Inc. and Thomasville Furniture Industries, Inc., the Other Credit Parties named therein, the Lenders party thereto, and Pathlight Capital LLC, as Administrative Agent.

10.3
Amended and Restated Credit Agreement dated April 27, 2011, by and among the Company, Broyhill Furniture Industries, Inc., HDM Furniture Industries, Inc., Lane Furniture Industries, Inc., Thomasville Furniture Industries, Inc., and Maitland-Smith Furniture Industries, Inc., the Other Loan Parties named therein, the Lenders Party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed on May 5, 2011).

99.1	Press release of Furniture Brands International, Inc. dated September 27, 2012.